UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2022
Santander Holdings USA, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Boston, Massachusetts		02109
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (617) 346-7200

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Not Applicable	Not Applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Santander Consumer USA Holdings Inc. (“SC”), a wholly owned subsidiary of Santander Holdings USA, Inc. (“SHUSA” or “the Company”), originates loans that are classified at origination on its and SHUSA’s balance sheets as either (1) held-for-sale (“HFS”) or (2) held-for-investment (“HFI”) if the Company has the intent and ability to hold them for the foreseeable future or until maturity. In SC’s and SHUSA’s Statements of Cash Flows (“SCF”), cash flows related to loans originated as HFS are classified in “Operating Activities,” and cash flows related to loans originated as HFI are classified in “Investing Activities” regardless of subsequent transfers between classifications. SC’s reporting systems classify cash flows for all loan activity in Investing Activities. Cash flows related to loans originated as HFS must be reclassified to Operating Activities.

During 2020, SC originated approximately $2.4 billion of loans classified as HFS and established a process to identify and reclassify cash flows related to these HFS loans from Investing Activities to Operating Activities. This process operated effectively during 2020; however, during 2021 errors were made in the presentation of certain line items between cash flows from Operating Activities and cash flows from Investing Activities. These errors resulted in the understatement of cash flows from Operating Activities and an overstatement of cash flows from Investing Activities of approximately $1.1 billion, $900 million, and $800 million for the three-month period ended March 31, the six-month period ended June 30 and the nine-month period ended September 30, 2021 (collectively, the “Affected Periods”), respectively. The errors did not impact the Condensed Consolidated Balance Sheets, Condensed Consolidated Statements of Income, Condensed Consolidated Statements of Changes in Shareholder’s Equity and Notes to the Condensed Consolidated Financial Statements included in the Forms 10-Q for the Affected Periods.

Management considered that these misclassifications had no effect on the Company’s total cash balances, total loan cash flow activity, total loans or the classification of loans, the allowance for loan losses, total assets, total liabilities, total stockholder’s equity, regulatory capital ratios, net interest income, net interest margin, net income, return on average assets, return on average equity, asset quality ratios or any other key performance metrics, including non-GAAP performance metrics, that the Company routinely discusses with analysts and debt investors. However, given the relative size of these classification errors to certain line items in the Condensed Consolidated Statements of Cash Flows, management concluded the errors are material to the financial statements taken as a whole. The Company’s management, in consultation with the Company’s Audit Committee, determined on February 25, 2022 that SHUSA’s previously issued Condensed Consolidated Financial Statements for the Affected Periods should no longer be relied upon. SHUSA intends to file amended Quarterly Reports for the Affected Periods on March 3, 2022 to present the restated Condensed Consolidated Financial Statements.

In connection with the restatements, management has determined that a material weakness exists in the Company’s internal control over financial reporting with respect to the classification of SC loan activity cash flows between Operating Activities and Investing Activities in SHUSA’s Condensed Consolidated Statements of Cash Flows for the Affected Periods. As a result, the Company’s Chief Executive Officer and Chief Financial Officer have concluded that the Company’s disclosure controls and procedures and internal control over financial reporting were not effective as of each of the Affected Periods and December 31, 2021. The Company’s plan to remediate this material weakness will be described in its Annual Report on Form 10-K for 2021.

The Company’s Audit Committee has discussed the matters disclosed in this Item 4.02 with its independent registered public accounting firm PricewaterhouseCoopers LLP.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about the Company’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words and phrases such as “may,” “could,” “should,” “looking forward,” “will,” “would,” “believes,” “expects,” “hope,” “anticipates,” “estimate,” “intends,” “plans,” “assume,” “goal,” “seek,” “can”, “predicts,” “potential,” “projects,” “continuing,” “ongoing,” and similar expressions. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors and assumptions, some of which are beyond the Company’s control. Among the factors that could cause the Company’s financial performance to differ materially from that suggested by forward-looking statements include, without limitation, the risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. If one or more of the factors affecting the Company’s forward-looking information and statements renders forward-looking information or statements incorrect, the Company’s actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking information and statements. Therefore, the Company cautions the reader not to place undue reliance on any forward-looking information or statements herein. The effect of these factors is difficult to predict. Factors other than these also could adversely affect the Company’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties as new factors emerge from time to time. Management cannot assess the impact of any such factor on the Company’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements reflect the current beliefs and expectations of the Company’s management and only speak as of the date of this document, and the Company undertakes no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to the Company are expressly qualified by these cautionary statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2022	SANTANDER HOLDINGS USA, INC. By:/s/ Juan Carlos Alvarez Name: Juan Carlos Alvarez Title: Chief Financial Officer and Senior Executive Vice President